Property, Plant and Equipment, Net (Details) - Schedule of property, plant and equipment, net - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Cost
Computers, software and manufacturing equipment	$ 43,089	$ 14,916
Leasehold improvement	148,712
Office furniture and equipment	125,282	17,684
Total cost	317,083	32,600
Total accumulated depreciation	33,293	16,089
Property, Plant and Equipment, net	$ 283,790	$ 16,511